BLACKROCK ETF TRUST II

BlackRock High Yield ETF

(the “Fund”)

Supplement dated August 1, 2024 to the

Fund’s Prospectus, dated June 4, 2024, as amended to date

Effective immediately, the following changes are made to the Fund’s Prospectus:

The following is added to the section of the Fund’s Prospectus entitled “More Information About the Fund—Other Strategies”:

•

Investment Grade Debt Securities — The Fund may invest in “investment grade securities,” which are securities rated in the four highest rating categories of the major rating agencies (Moody’s, S&P and Fitch) or deemed to be of equivalent quality by BFA. Debt obligations rated in the lowest of the top four ratings (i.e., “Baa” by Moody’s or “BBB” by S&P or Fitch) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. If an investment grade security held by the Fund is subsequently downgraded below investment grade, BFA will consider such an event in determining whether the Fund should continue to hold the security.

Shareholders should retain this Supplement for future reference.

PRO-HY-ETF-0824SUP